EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Niku Corporation (the “Company”) for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Shahbazian, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. that information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Niku Corporation for the period covered by the Report.

Dated: December 6, 2004	/S/ MICHAEL SHAHBAZIAN
Michael Shahbazian
Chief Financial Officer